Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Signature Holdings Corporation (the “Registrant”) on Form 10-Q for the period ended September 30, 2025, as filed with the Securities and Exchange Commission (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 5, 2025

/s/ BRAD G. GUNN
Bradley G. Gunn
Chief Executive Officer
Signature Holdings Corporation

/s/ BRAD G. GUNN
Bradley Gunn
Chief Financial Officer
Signature Holdings Corporation